Income Taxes (Details Textual) - USD ($)	1 Months Ended	3 Months Ended
	Dec. 22, 2017	Dec. 31, 2017
Income Taxes (Textual)
Federal net operating losses		$ 2,809
Operating loss carryforwards expiration date		2037
Federal statutory rate		21.00%
Description of corporate income tax rate	The Tax Act establishes new tax laws that affect 2018 and future years, including a reduction in the U.S. federal corporate income tax rate to 21%, effective January 1, 2018.